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                                                                   Exhibit 10.19


                                                          November 12, 2004

Interactive Systems Worldwide Inc.
2 Andrews Drive
2nd Floor
West Paterson, NJ 07424

                  Re: Voting Agreement

Ladies and Gentlemen:

         Reference us made to that certain Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), by and among Interactive Systems Worldwide Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages thereto (the "Purchasers"). All capitalized terms used in this letter agreement have the meanings defined for them in the Purchase Agreement, unless otherwise defined herein.

         Each of the undersigned, being an officer, director and/or shareholder of the Company, does hereby agree to vote, at the annual meeting of shareholders of the Company (which such annual meeting is to be held on or before March 31, 2005)(the "Meeting"), all of the shares of common stock, par value $.001, of the Company owned by such officer, director and/or shareholder as of the record of the Meeting, in favor of any approval as may be required by the applicable rules and regulations of NASDAQ Small-Cap with respect to the transactions contemplated by the Transaction Documents, including, without limitation, the approval of the issuance of all of the Underlying Shares in excess of 19.9% of the Company's issued and outstanding Common Stock on the Closing Date.


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         This letter agreement shall be governed by and interpreted according to the laws of the state of New York, without giving effect to principles of conflicts of law thereof.

                               Sincerely,

                               /s/ Barry Mindes
                               ----------------
                               Barry Mindes


                               MINDES FAMILY LIMITED PARTNERSHIP,
                               by Mindes Family G.P. Corp., its general partner

                               /s/ Barry Mindes
                               ----------------
                               Barry Mindes, President


                               /s/ Bernard Albanese
                               --------------------
                               Bernard Albanese


                               THE MARIE ALBANESE TRUST


                               /s/ Marie Albanese
                               -----------------------
                               Marie Albanese, trustee


                               /s/ Christine Albanese
                               ---------------------------
                               Christine Albanese, trustee


                               /s/ Fredric Kupersmith
                               ----------------------
                               Fredric Kupersmith


                               /s/ Bruce Feldman
                               -----------------
                               Bruce Feldman


                               /s/ Harold Rapaport
                               -------------------
                               Harold Rapaport


                               /s/ Andrew Harbison
                               -------------------
                               Andrew Harbison


                               /s/ James McDade
                               ----------------
                               James McDade